SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by Registrant [x]          Filed by a Party other than the Registrant [  ]
--------------------------------------------------------------------------------

   Check the appropriate box:           [ ] Definitive Additional Materials
   [ ]  Preliminary  Proxy  Statement   [ ] Soliciting  Material  Pursuant  to
   [x]  Definitive  Proxy  Statement         ss.240.14a-11(c)  or  ss.240.14a-12
                                        [ ] Confidential, for Use of the
                                             Commission Only (as permitted
                                             by Rule 14a-6(e)(2))


                           EXIGENT INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title  of each  class of  securities  to  which  transaction  applies:
          ----------------------------------------------------------------------

     2)   Aggregate   number  of  securities  to  which   transaction   applies:
          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction: $___________________

     5)   Total fee paid: $_______________

     [  ] Fee paid previously with preliminary materials.

     [  ] Check box if any part of the fee is offset as  provided  by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                     [LETTERHEAD OF EXIGENT INTERNATIONAL]

May 10, 1999



Dear Stockholder:

     I am pleased to announce Exigent International, Inc.'s Annual Meeting of Stockholders. The meeting is to be held at the Melbourne Airport Hilton, Grand Ballroom, 200 Rialto Place, Melbourne, Florida, (407) 768-0200, on Wednesday, June 30, 1999, at 9:00 a.m. EDT.

     Only stockholders of record at the close of business on May 7, 1999 shall be entitled to notice of and to vote at this Annual Meeting. Whether or not you plan to attend the meeting, please take the time to vote. Proxy cards have been sent to all such stockholders of record. As explained in the attached proxy statement, you may revoke your proxy at any time before it is actually voted at this Annual Meeting.

     If you plan to attend this Annual Meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation in the form of a proxy signed by the record owner indicating that you are acting as a proxy. Detailed information about the meeting is included in the attached proxy statement.

                                                              Respectfully,



                                                              Patricia A. Frank
                                                              Secretary

                     [LETTERHEAD OF EXIGENT INTERNATIONAL]

May 10, 1999



Dear Fellow Stockholders:

I would like to thank you for your continued support of Exigent International throughout 1998, which has been a year of transition for the company. During the year we took determined action to enhance our credibility with our customers and our stockholders. Exigent now has new leadership in several key functional areas and our focus is on building a new culture relentlessly focused on performance excellence.

I encourage you to review the documents we have sent to you about Exigent and to attend the 1999 Annual Meeting of Stockholders on Wednesday, June 30, 1999 at 9:00 A.M. local time, at the Melbourne Airport Hilton in Melbourne, Florida.

The first item on the agenda will be the election of directors. As you may recall, at last year's Annual Meeting, the stockholders adopted a number of changes to Exigent's charter including the creation of three classes of directors serving three-year staggered terms. This change begins at this year's meeting and is reflected in Proposal 1, Election of Directors. To implement this program in an equitable manner, the Directors decided to nominate directors with the most years of service into the classes with the shortest initial terms. Therefore, Don Riordan and Daniel Stark have been nominated for one-year terms; Arthur Collier, Robert Janowiak and I have been nominated for two-year terms; and Scott Helm and William Usher have been nominated for three-year terms.

On December 17, 1998, the Board of Directors approved the Omnibus Stock Option and Incentive Plan (the "Option Plan") pursuant to which 2,500,000 shares of Common Stock have been reserved for issuance. The general purpose of the Option Plan is to assist the Company in the recruitment, retention and motivation of employees, directors and independent contractors who are in a position to make contributions to the Company's success. The Option Plan offers a significant incentive to these individuals by enabling them to acquire the Company's Common Stock, thereby increasing their commitment to the growth and success of the Company. The Board also believes that the number of options currently available for future option grants under the Company's existing stock option plans is insufficient. This Option Plan is an important tool in attracting new employees to the Company. We believe we will need to hire between 50 and 100 people in 1999 to meet our goals. For all these reasons, the Board of Directors would greatly appreciate your support for the Option Plan.

On February 3, 1999, the Board of Directors approved an Employee Stock Purchase Plan (the "Purchase Plan") which allows employees to purchase Common Stock through payroll deductions (in a maximum amount of 10% of an employee's base pay per month) at a discount of 15% from the fair market value of the Common Stock on the date of purchase, without brokerage fees or commissions. The Board has reserved 250,000 shares of Common Stock for the Purchase Plan. This plan is another important tool in our competitive employment market. It also encourages employees to own more shares of Exigent, further aligning their interests with our stockholders. The Board of Directors would also appreciate your support of this plan.

Best wishes for 1999,



B. R. "Bernie" Smedley
Chairman and Chief Executive Officer

                       1999 ANNUAL MEETING OF STOCKHOLDERS
                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
                                TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.......................................1
GOVERNANCE OF THE COMPANY......................................................2
   Role and Composition of the Board of Directors..............................2
   Functioning of the Board....................................................3
   Functioning of Committees...................................................3
   Periodic Review.............................................................3
FREQUENTLY ASKED QUESTIONS CONCERNING THIS PROXY STATEMENT.....................4
   Why am I receiving these materials?.........................................4
   What information is contained in these materials?...........................4
   What proposals will be voted on at the meeting?.............................4
   What are the voting recommendations of the Board of Directors?..............4
   Who is entitled to vote?....................................................4
   What class of shares are entitled to be voted?..............................4
   What constitutes a quorum?..................................................4
   What does it mean if I receive more than one proxy card?....................4
   How do I vote?..............................................................4
   How do I sign the proxy?....................................................5
   Who will count the votes?...................................................5
   How many votes are needed for approval of each proposal?....................5
   What is the difference between holding shares as a stockholder of record and as a beneficial owner?.....................................6
   Who can attend the Annual Meeting?..........................................6
   What percentage of stock do the directors and officers own?.................6
   Who are the largest principal stockholders?.................................6
   When are stockholder proposals and nominations for the Board of
     Directors for the 2000 Annual Meeting due?................................6
   Who will bear the cost of soliciting votes for the meeting?.................6
BOARD STRUCTURE AND COMMITTEES.................................................8
COMPENSATION OF DIRECTORS.....................................................10
PROPOSALS TO BE VOTED ON
       Proposal 1 - Election of Directors.....................................11
       Proposal 2 - Approval of Omnibus Stock Option and Incentive Plan.......15
       Proposal 3 - Approval of Employee Stock Purchase Plan..................21
       Proposal 4 - Ratification Appointment of Independent Auditors..........23
PRINCIPAL STOCKHOLDERS........................................................24
      Section 16(A) Beneficial Ownership Reporting Compliance.................27
EXECUTIVE OFFICERS............................................................28
COMPENSATION OF EXECUTIVE OFFICERS............................................29
      Summary Compensation Table..............................................29
      Employment Contracts....................................................30
      Option Grants in Fiscal Year Ending December 31, 1998...................32
      Aggregated Option Exercises in Last Fiscal Year and
      Fiscal Year-End Option Values...........................................32
      Report of the Compensation Committee....................................34
      Performance Graph.......................................................36
Exhibit A - Omnibus Stock Option and Incentive Plan...........................39
Exhibit B - Employee Stock Purchase Plan......................................50

                          EXIGENT INTERNATIONAL, INC.
                                 1225 Evans Road
                            Melbourne, Florida 32904
                                  407-952-7550

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 30, 1999


TIME:          9:00 a.m. EDT on Wednesday, June 30, 1999

PLACE:         Melbourne Airport Hilton
               Grand Ballroom
               200 Rialto Place
               Melbourne, Florida

ITEMS OF       1. To elect  directors,  whose terms are  described  in the Proxy
 BUSINESS:          Statement

               2. To approve the Omnibus Stock Option and  Incentive  Plan

               3. To approve the Employee  Stock  Purchase Plan

               4. To ratify the appointment of independent accountants

RECORD DATE:  You are entitled to vote if you were a stockholder at the close of business on May 7, 1999. A list of those stockholders will be available for examination by any stockholder of the Company, during ordinary business hours, for ten days prior to this Annual Meeting at the principal offices of the Company at 1225 Evans Road, Melbourne, Florida 32904.

MEETING        ALL  STOCKHOLDERS OF THE COMPANY ARE CORDIALLY  INVITED TO ATTEND
 ADMISSION:    THIS ANNUAL MEETING IN PERSON.  TO ENSURE YOUR ATTENDANCE AT THIS
               ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE
               ACCOMPANYING  PROXY CARD AS  PROMPTLY  AS POSSIBLE IN THE POSTAGE
               PAID ENVELOPE PROVIDED.  THIS WILL NOT PREVENT YOU FROM VOTING IN
               PERSON AT THIS ANNUAL MEETING SHOULD YOU SO DESIRE.  AS EXPLAINED
               IN THE PROXY  STATEMENT,  YOU MAY  REVOKE  YOUR PROXY AT ANY TIME
               BEFORE IT IS ACTUALLY VOTED AT THE MEETING.

               Beneficial owners of stock held by banks, brokers or investment plans (in "street name") will need proof of ownership to be admitted to this Annual Meeting. A recent brokerage statement or letter from your broker or bank are examples of proof of ownership.


This proxy statement, proxy card, Form 10-K for the Company's fiscal year ending on December 31, 1998 and a copy of the Company's Annual Report are enclosed and are being distributed on or about May 10, 1999.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                                    Patricia A. Frank, Secretary

                            GOVERNANCE OF THE COMPANY
                       Our Corporate Governance Principles



Role and Composition of the Board of Directors

1. The Board of Directors, which is elected by the stockholders, is the ultimate decision-making body of Exigent International, Inc. ("Exigent" or the "Company"), except with respect to those matters reserved to the stockholders. It selects the senior management team, which is charged with the conduct of the Company's business. Having selected the senior management team, the Board acts as an advisor and counselor to senior management and ultimately monitors its performance.

2. The Board also plans for succession to the position of Chairman of the Board and Chief Executive Officer as well as certain other senior management positions. To assist the Board, the Chairman and CEO from time to time provides the Board with an assessment of senior managers and their potential to succeed him. He also provides the Board with an assessment of persons considered potential successors to certain senior management positions.

3. It is the policy of the Company that the Board consist of at least three outside directors and that the number of Directors not exceed a number that can function efficiently as a body. The Chairman considers and makes recommendations to the Board concerning the appropriate size and needs of the Board. The Nominating Committee considers candidates to fill new positions created by expansion and vacancies that occur by resignation, by retirement, or for any other reason. Candidates are selected for their character, judgment, business experience and acumen. Scientific expertise, prior government service, and familiarity with national and international issues affecting business are among the relevant criteria. Final approval of a candidate is determined by the full Board. The Compensation Committee from time to time reviews the compensation of Directors. All Directors are encouraged to own stock in the Company.

4. It is the general policy of the Company that all major decisions be considered by the Board as a whole. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to or required for the operation of a publicly owned company. Currently these committees are the Audit Committee, the Investment Committee, the Compensation Committee, the Intellectual Property Rights Committee and the Nominating Committee. The members and chairs of these committees are recommended to the Board by the Chairman and CEO. The Audit Committee, the Compensation Committee, the Intellectual Property Rights Committee and the Nominating Committee are made up of a majority of outside directors. The membership of these four committees is rotated from time to time.

5. In furtherance of its policy of having major decisions made by the Board as a whole, the Company has a full orientation process for new Board members that includes extensive materials, meetings with key management, and visits to Company facilities.

6. The Compensation Committee is responsible for setting annual and long-term performance goals for the Chairman and CEO and for evaluating his performance against such goals. The Committee meets annually with the Chairman and CEO to receive his recommendations concerning such goals, and to evaluate his performance against such goals. Both the goals and the evaluation are then submitted for consideration by the outside directors of the Board at a meeting or executive session of that group. The Compensation Committee is also responsible for reviewing the recommendations of the Chairman and CEO in setting annual and long-term performance goals and compensation for members of management who report directly to the Chairman and CEO. These decisions are approved or ratified by subsequent action of the Board.

7. It is the policy of the Company that the positions of Chairman of the Board and Chief Executive Officer be held by the same person, except in unusual circumstances. The function of the Board in monitoring the performance of the senior management of the Company is fulfilled by the presence of outside directors who have a substantive knowledge of the business.

8. The Chairman and CEO is responsible for establishing effective communications with the Company's stakeholder groups, i.e., stockholders, customers, employees, communities, suppliers, creditors, governments, and corporate partners. It is the policy of the Company that management speaks for the Company. This policy does not preclude outside directors from meeting with stockholders, but it is suggested that any such meetings be with management present.

Functioning of the Board

1. The Chairman and CEO sets the agenda for Board meetings with the understanding that certain items pertinent to the advisory and monitoring functions of the Board be brought to it periodically by the Chairman and CEO for review and/or decision. For example, the annual corporate budget is reviewed by the Board. Agenda items that fall within the scope of responsibilities of a Board committee are reviewed with the chair of that committee. Any member of the Board may request that an item be included on the agenda.

2. Material decisions made by the Company's senior management are reported to the Board at each meeting with the understanding that such decisions are subject to change by the Board.

3. Board materials related to agenda items are provided to Board members sufficiently in advance of Board meetings where necessary to allow the Directors to prepare for discussion of the items at the meeting.

4. At the invitation of the Board, members of senior management recommended by the Chairman and CEO attend Board meetings or portions thereof for the purpose of participating in discussions. Generally, presentations of matters to be considered by the Board are made by the manager responsible for that area of the Company's operations. In addition, Board members have free access to all other members of management and employees of the Company.

5. Executive sessions, i.e., meetings between outside directors, are held from time to time with the Chairman and CEO for a general discussion of relevant subjects.

Functioning of Committees

1. The frequency, length, and agenda of meetings of each of the committees are determined by the chair of the committee. Sufficient time to consider the agenda items is provided. Materials related to agenda items are provided to the committee members sufficiently in advance of the meeting where necessary to allow the members to prepare for discussion of the items at the meeting.

2. The Board determines the responsibilities of each of the committees from time to time.

Periodic Review

These principles are reviewed by the Board from time to time.

           FREQUENTLY ASKED QUESTIONS CONCERNING THIS PROXY STATEMENT



Q:   Why am I receiving these materials?

A: The Board of Directors is providing these proxy materials for you in connection with the Company's Annual Meeting of stockholders which will take place on June 30, 1999. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q:   What information is contained in these materials?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 1998 Annual Report is also enclosed.

Q:   What proposals will be voted on at the meeting?

A:   There are four proposals scheduled to be voted on at the meeting:

     1. Election of seven (7) directors for staggered terms (Daniel J. Stark and Don F. Riordan, Jr. for a term expiring in the Year 2000 ("Class I"); Bernard R. Smedley, Robert M. Janowiak and Arthur H. Collier for a term expiring in the Year 2001 ("Class II"); and Scott B. Helm and William R. Usher for a term expiring in the Year 2002 ("Class III"));

     2.   Approval of the Omnibus Stock Option and  Incentive  Plan;

     3.   Approval of the Employee Stock Purchase Plan; and

     4. Ratification of Ernst & Young LLP as the Company's independent auditors.

Q:   What are the voting recommendations of the Board of Directors?

A: Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" each of the other proposals.

Q:   Who is entitled to vote?

A: Stockholders as of the close of business on May 7, 1999 (the "Record Date") are entitled to vote at the Annual Meeting.

Q:   What class of shares are entitled to be voted?

A: Each share of Common Stock and each share of Class A Preferred Stock outstanding as of the close of business on May 7, 1999, the Record Date, is entitled to one vote on each proposal at the Annual Meeting. As of April 1, 1999, there were approximately 4,194,353 shares of Common Stock issued and outstanding and 609,882 shares of Class A Preferred Stock issued and outstanding.

Q:   What constitutes a quorum?

A: The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of the issued and outstanding shares, present or represented by proxy, of the Company as of the Record Date.

Q:   What does it mean if I receive more than one proxy card?

     It means that you hold shares registered in more than one account. Sign and return all proxies to ensure that all your shares are voted.

Q:   How do I vote?

A: Sign and date each proxy card you receive (many stockholders receive multiple proxies) and return it in the prepaid envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf "FOR" the election of the seven director nominees as directors, the approval of the Omnibus Stock Option and Incentive Plan, the approval of the Employee Stock Purchase Plan, and the ratification of the selection of the independent auditors. You have the right to revoke your proxy any time before the meeting by (1) notifying the Company's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting.

     Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

     The holders of all classes of shares of the Company will vote together, as a single class, on all matters properly brought at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors of the Company.

     With respect to the election of directors, you may (1) vote for all of the director nominees as a group, (2) withhold your vote for all of the director nominees as a group, or (3) vote for all director nominees as a group except those nominees you identify. If you sign, date and mail your proxy card without indicating how you want to vote, your vote will be counted as a vote in favor of the director nominees.

     With respect to the other proposals, you may (1) vote for the proposal, (2) withhold your vote for a proposal, or (3) abstain. If you sign, date and mail your proxy card without indicating how you want to vote, your vote will be counted as a vote in favor of each of such proposals.

     If you sign, date, and mail your proxy card in time to be cast at the Annual Meeting indicating how you want to vote, it will be voted in accordance with your instructions. The persons named as proxy holders in the proxies are officers of the Company. We encourage you to vote and to vote promptly. Voting promptly may save the Company the expense of a second mailing.

     We encourage you to complete, sign, date, and return the enclosed proxy card before the date of the Annual Meeting to make sure that a quorum is present at the Annual Meeting. If a quorum is not present at the Annual Meeting, the designated proxy holder in the applicable proxy card will vote the returned proxy cards to adjourn the Annual Meeting to a time and place to be announced.

Q:   How do I sign the proxy?

A: Sign your name exactly as it appears on the proxy. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee, or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors
     Act), the custodian should sign, not the minor. If the stock is held in joint ownership, each owner must sign.

Q:   Who will count the votes?

A: Reliance Trust Company, Transfer Agent for the Company, will tabulate the votes and act as the independent inspector of election.

Q:   How many votes are needed for approval of each proposal?

A: There are differing vote requirements for the various proposals. Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the seven nominees receiving the most votes will be elected directors. Abstentions, broker non-votes (as described below), and instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes. However, such action will not reduce the number of votes otherwise received by the nominees. The proposals to approve the Omnibus Stock Option and Incentive Plan and the Employee Stock Purchase Plan, and to ratify the selection of the auditors will be approved if the votes cast for the proposal exceed those cast against the proposal. Abstentions and broker non-votes will not be counted either for or against the proposal.

     Shares that are voted "FOR", "AGAINST" or "ABSTAIN" with respect to any proposal brought at the Annual Meeting are treated as being present at the Annual Meeting for purposes of establishing a quorum. With regard to the election of directors, votes that are withheld for any nominee will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals other than the election of directors and will have the same effect as voting against a proposal. Common Stock of the Company represented by proxies which contain one or more broker "non-votes" are counted as present for purposes of determining whether a quorum is present for the Annual Meeting but are not considered to have voted for a proposal. Accordingly, a broker non-vote will not affect the outcome of the voting on a proposal. A "non-vote" occurs when a broker or other nominee holding shares of the Company for a beneficial owner votes on one proposal but does not vote on another proposal because such broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Many Exigent stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     Stockholder of Record

     If your shares are registered directly in your name with Exigent's Transfer Agent, Reliance Trust Company, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by Exigent. As the stockholder of record, you have the right to grant your voting proxy directly to Exigent or to vote in person at the meeting. Exigent has enclosed a proxy card for you to use.

     Beneficial Owner

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:   Who can attend the Annual Meeting?

A: All stockholders as of the Record Date can attend. If your shares are held in the name of a broker or other nominee, please bring proof of share ownership, such as a broker's statement, to the Annual Meeting to receive admittance.

Q:   What percentage of stock do the directors and officers own?

A: Together, they own approximately 39.4% of the Common Stock as of March 31, 1999. (See page 24 for details.)

Q:   Who are the largest principal stockholders?

A: The Employee Stock Ownership Plan ("ESOP") of Software Technology, Inc. (a subsidiary of Exigent), Daniel J. Stark, and Dean W. Boley (See page 24 for details.)

Q: When are stockholder proposals and nominations for the Board of Directors for the 2000 Annual Meeting due?

A: Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting, and nominations of candidates for election to the Board of Directors at the 2000 Annual Meeting, must be submitted in writing by December 31, 1999 to the Company's Secretary, 1225 Evans Road, Melbourne, Florida 32904. Such proposals and nominations must be in compliance with applicable laws and regulations, as well as the Company's By-laws, in order to be considered for inclusion in the proxy statement and form of proxy for that meeting. Copies of the By-laws are available to stockholders free of charge upon request to the Company's Secretary.

Q:   Who will bear the cost of soliciting votes for the meeting?

A: The Company will bear the expenses of soliciting the proxies. Proxies may be solicited by mail, telephone, or telegraph by the Company and its management and employees but they will not receive any additional compensation for these services. The Company will request brokers, nominees and other fiduciaries and custodians who hold shares of stock of the Company in their names to provide a copy of this Proxy Statement and any accompanying materials to the beneficial owners of such shares. The Company will reimburse such persons, if requested, for their reasonable fees and expenses incurred in completing the mailing of such material to the beneficial owners.

                         BOARD STRUCTURE AND COMMITTEES


     Our Board has seven (7) directors and the following five committees: (1) Audit, (2) Compensation, (3) Nominating, (4) Intellectual Property Rights ("IPR"), and (5) Investment. The Board met 8 times during fiscal year ended December 31, 1998, including telephonic meetings. All directors attended at least 75% of the meetings held and attended at least 75% of all applicable committee meetings.


------------------------|--------|--------------|------------|-----|----------|
      Name of Director  | Audit  | Compensation | Nominating | IPR |Investment|
------------------------|--------|--------------|------------|-----|----------|
Non-Employee Directors: |        |              |            |     |          |
------------------------|--------|--------------|------------|-----|----------|
Robert M. Janowiak      |   X    |       X      |            |  X* |     X    |
------------------------|--------|--------------|------------|-----|----------|
Arthur H. Collier       |        |       X*     |     X      |  X  |          |
------------------------|--------|--------------|------------|-----|----------|
Scott B. Helm (1)       |   X*   |       X      |            |     |     X    |
------------------------|--------|--------------|------------|-----|----------|
William R. Usher (2)    |        |              |            |     |          |
------------------------|--------|--------------|------------|-----|----------|
Daniel J. Stark         |        |              |     X*     |     |          |
------------------------|--------|--------------|------------|-----|----------|
Employee Directors:     |        |              |            |     |          |
------------------------|--------|--------------|------------|-----|----------|
Bernard R. Smedley      |        |       X      |     X      |  X  |     X    |
------------------------|--------|--------------|------------|-----|----------|
Don F. Riordan, Jr.     |   X    |              |            |     |     X    |
------------------------|--------|--------------|------------|-----|----------|

X = Committee member
* = Chair

(1) Mr. Helm joined the Board on May 7, 1998 to fill the vacancy created by Brad Walker's resignation in March 1998. Prior to his resignation, Mr. Walker attended at least 75% of the Board meetings, and at least 75% of the meetings of the Compensation and Audit Committees, of which he was a member.

(2) Mr. Usher joined the Board on April 6, 1999 to fill the vacancy created by William K. Presley's resignation from the Board in April 1999. Prior to his resignation, Mr. Presley attended at least 75% of the Board meetings, and at least 75% of the meetings of the IPR Committee, of which he was a member.

The Audit Committee

The Audit Committee's principal functions include reviews of: the audit plans, scope of audit and audit findings of the independent auditors, significant tax and legal matters, and internal controls. Further, it is the responsibility of the Audit Committee to recommend to the Board the annual appointment of the independent auditors, to review the findings of independent auditors, financial controllers and external regulatory agencies and to review the accounting policies used in preparing the financial statements of the Company. The current members include Mr. Helm (Chairman), Mr. Janowiak and Mr. Riordan. The Audit Committee met one time in the fiscal year ended December 31, 1998.

The Compensation Committee

The Compensation Committee's principal function and responsibility is to make recommendations to the Board as to the Company's compensation plans and programs. The current members are Mr. Collier (Chairman), Mr. Janowiak, Mr. Helm, and Mr. Smedley. Mr. Smedley participates in recommendations to the Board for compensation matters relating to all employees other than himself. The Compensation Committee makes recommendations to the full Board of Directors with respect to compensation matters for Mr. Smedley. The Compensation Committee met five times, including telephonic conferences, during the fiscal year ended December 31, 1998.

The Nominating Committee

The Nominating Committee's principal function is to make recommendations to the Board as to the persons who should be considered for Board membership. The current committee members are Mr. Stark (Chairman), Mr. Collier, and Mr. Smedley. The Committee was formed in 1998. Two telephonic meetings were held in the fiscal year ended December 31, 1998 to discuss and screen potential new Board members.

Intellectual Property Rights Committee

The Intellectual Property Rights Committee's principal functions include establishing the criteria necessary from time to time for the Company's internal patent disclosure selection process, overseeing the Company's IPR Incentive Program, reporting to the Board on the status of patents and fostering an atmosphere in the Company to stimulate the creation and presentation of intellectual property. The current members are Mr. Janowiak (Chairman), Mr. Collier and Mr. Smedley. Stuart Dawley, Executive Vice President and General Counsel, and Dean Oswald, Executive Vice President and Deputy Chief Technical Officer are invited to attend Intellectual Property Rights Committee meetings, but do not have the right to vote because they are not directors. The Intellectual Property Rights Committee met three times during the fiscal year ended December 31, 1998.

The Investment Committee

The Investment Committee's principal functions include making recommendations to the Board, in concert with the Company's management, as to the strategic alignment of the Company, financial advisability of any potential acquisition or merger, and approval and selection of investment bankers to represent the Company. The current members are Mr. Helm, Mr. Janowiak, Mr. Riordan and Mr.
Smedley. The Investment Committee met three times, including telephonic meetings, in the fiscal year ended December 31, 1998.

                            COMPENSATION OF DIRECTORS


     The Company's current policy is to pay each outside director who is neither an employee, officer or directly or indirectly a paid consultant to the Company a fee of $1,500 for each regular or special Board of Directors meeting attended, as well as stock options upon his election or admission to the Board. The directors currently eligible to receive such compensation are Messrs. Collier, Helm, Janowiak and Usher. Each of Messrs. Collier, Helm and Janowiak received 40,000 non-qualified stock options under the Company's Independent Director Stock Option Plan 5NQ ("Plan 5NQ") upon his election or admission to the Board, at an exercise price per share equal to the fair market value of the Common
Stock on the date of grant, which was $3.1250, $4.0625, and $3.3750, respectively. These options vest at the rate of 2,500 shares per quarter for the 16 quarters following the grant date. Following the grant of these options, all options available under Plan 5NQ had been granted.

     Upon his admission to the Board on April 6, 1999, Mr. Usher was granted non-qualified options to purchase 7,500 shares of Common Stock at an exercise price of $3.875 per share. Of these 7,500 options, 2,500 vest and will become exercisable on July 6, 1999, 2,500 vest and will become exercisable on October 6, 1999 and the remaining 2,500 will vest and become exercisable on January 6, 2000. These options were granted pursuant to, and subject to stockholder approval of, the Omnibus Stock Option and Incentive Plan.

     Provided that the Omnibus Stock Option and Incentive Plan (Proposal 2) is approved by stockholders at the Annual Meeting, future grants of stock options to outside directors are intended to be made pursuant to the Omnibus Stock
Option and Incentive Plan, on the terms described in such plan. Generally, except for those outside directors who are 10% or greater stockholders, or who then have non-vested stock option grants under Plan 5NQ, on January 1 of each year, each outside director will automatically receive nonstatutory options to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant. Each such automatic stock option grant shall vest and become exercisable by the outside director on a quarterly basis following grant of the options at the rate of 2,500 shares per quarter per annum, with the initial 2,500 shares vesting on the last day of the calendar quarter in which the initial grant occurs, and an additional 2,500 shares vesting on the last day of each subsequent calendar quarter, provided at each quarterly vesting date the outside director continues to serve on the Board. Each option shall expire on the tenth anniversary of the grant date, unless sooner terminated in the event of death, disability or a termination of directorship. Currently, Mr. Usher is eligible to receive options under the Omnibus Stock Option and Incentive Plan, as each of the other outside directors currently hold non-vested options under Plan 5NQ (in the case of Messrs. Collier, Helm and Janowiak) or is a 10% or greater stockholder (in the case of Mr. Stark).

     In addition, under the Omnibus Stock Option and Incentive Plan, each outside director will have the opportunity to elect to receive his or her annual Board retainer fee in nonstatutory options based on a formula set forth therein. Four outside directors (Messrs. Collier, Helm, Janowiak and Usher) are currently eligible to receive options in lieu of fees.

     The Company reimburses all directors for authorized out-of-pocket expenses. The Company does not currently pay members for attending Committee meetings.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Number of Directors

     The number of directors authorized by the By-laws is a maximum of ten (10), with the exact number currently fixed by the Board at seven (7). In accordance with the changes to the Company's charter approved at the June 30, 1998 Annual Meeting, the terms of the directors are staggered into three classes beginning with the election of directors at the 1999 Annual Meeting. The Board has nominated two directors to serve a one-year term expiring at the Annual Meeting to be held in 2000 ("Class I"); three directors to serve a two-year term expiring at the Annual Meeting to be held in 2001 ("Class II"); and two directors to serve a three-year term expiring at the Annual Meeting to be held in 2002 ("Class III"). At the 2000 Annual Meeting, Class I directors will be elected for a three year term. At the 2001 Annual Meeting, Class II directors will be elected for a three year term.

     All nominees are currently directors of the Company. Each nominee has consented to be named in this Proxy Statement and to serve as a director of the Company if elected. The Board has no reason to believe that any of the nominees listed below will not be available to serve but if any nominee should be or become unable or unwilling to serve, the shares represented by the proxies received by the Company will be voted for the election of some other person as director, as the Board shall recommend.

Director Nominees

     Set forth below is information regarding the nominees for directors for Classes I, II and III:

Class I Nominees

Don F. Riordan, Jr.           Mr.  Riordan is an Executive  Vice  President  for
Director since 1996           Customer  Relations  and  Special  Projects  as an
Age 51                        adjunct to the CEO's office. He is also a director
                              and Secretary of Exigent's subsidiaries:  Software
                              Technology, Inc. ("STI"), since 1980, and FotoTag,
                              Inc.,  since  1996.  He has been  employed  by the
                              Company in various  capacities  since 1979 and, in
                              addition  to   administrative   duties,   provided
                              software  engineering  support for Process Control
                              commercial  contracts  in  the  Company's  earlier
                              years.   Mr.  Riordan  has  held  the  offices  of
                              Chairman of the Board, Vice President,  Secretary,
                              and  Treasurer  of STI at various  times  prior to
                              1991. He was Treasurer and Chief Financial Officer
                              of STI from 1991 to 1997, was Secretary of Exigent
                              from May 1996 to September 1997, and was Treasurer
                              and Chief  Financial  Officer of Exigent  from May
                              1996  to  December  1998.  Prior  to  joining  the
                              Company in January 1979,  Mr. Riordan was employed
                              for 11  years  with RCA on the Air  Force  Eastern
                              Missile Test Range at Cape  Canaveral  and on-site
                              for  several   Air  Force  ETR  Missile   Tracking
                              Stations   supporting  computer  controlled  radar
                              systems. He received a B.S. in Mathematics from Wake Forest University in 1968.

Daniel J. Stark               Mr. Stark was one of the founders of STI. He was a
Director since 1996           director  of  STI  from  1978  to  1997  and  Vice
Age 51                        President  from 1983 to 1997. He has also held the
                              offices of President, Chairman of the Board, Secretary and Treasurer of STI in certain years prior to 1983. Mr. Stark was an employee of STI from 1993 to July 1998 and from 1978 to 1989. From
                              1989 to 1993, he was a software engineer with, and an owner of, Sysgen International Inc., where he developed the interface command and telemetry
                              CTRUS box to the COMET operating system as well as other projects, many of which were related to the COMET operating system. Mr. Stark was a system programmer with the RCA Service Corporation from 1976 to 1978. Mr. Stark received a B.A. in
                              Mathematics from Bellarmine College in 1965 and an M.S. in Mathematics from the Florida Institute of Technology in 1971.

Class II Nominees

Bernard R. Smedley            Mr.  Smedley is  currently  serving  as  Chairman,
Director since 1997           President,   Chief  Executive  Officer  and  Chief
Age 62                        Operating Officer of Exigent and President of STI.
                              From  1994 to 1997,  he was  President  and  Chief
                              Executive   Officer   of   AirNet   Communications
                              Corporation,  an  infrastructure  products company
                              for Wireless Local Loop, cellular and PCS markets.
                              Prior to taking early  retirement from Motorola in
                              1994,  he held  several  management  positions  at
                              Motorola. In the 1980's, Mr. Smedley developed the
                              Cellular    Infrastructure    business   from   an
                              engineering  concept to worldwide  leadership with
                              annual  sales in the  billions.  In  1991,  he was
                              appointed  General  Manager  of the  newly  formed
                              Wireless  Enterprise  Systems  (WES).  Mr. Smedley
                              continued  to  innovate  and   initiated   several
                              start-up   businesses  centered  around  broadband
                              technology for application,  such as wireless PBXs
                              and local loop  access with  capabilities  of high
                              capacity  data,   video  and  toll  quality  voice
                              systems.   WES  also   included   other   Motorola
                              narrowband  initiatives in the hand-held computing
                              and  communication  service  business  such as the
                              Motorola  Network   Interface  and  General  Magic
                              participation   and  The  Envoy   hand-held   data
                              terminal. In his dual role as Director of Advanced
                              Radio    Networking,    Mr.    Smedley   had   the
                              responsibility   as  a   director   of   Satellite
                              Communications,  Inc. for the IRIDIUM  project and
                              as Vice-Chairman of the corporate-wide Wireless RF
                              Data  Advisory  Board,  which  coordinates  all of
                              Motorola's   data    communications    businesses'
                              activities and priorities.  Mr. Smedley has a B.A.
                              degree  in   Engineering   from   Washington   and
                              Jefferson   College   and  a  BSEE   degree   from
                              Carnegie-Mellon  University, both of Pennsylvania.
                              He  also  has   attended   advanced   studies   in
                              engineering and marketing at several universities.

Arthur H. Collier             After  beginning  his  career  in  1964 as a naval
Director since 1998           aviator, Mr. Collier served in Director since 1998
Age 57                        two squadrons,  attended  post-graduate school and
                              in 1978  assumed  the Age 57  responsibilities  of
                              Space Systems Acquisition Division Director in the
                              Special Systems Program Office, Washington D.C. In
                              1980  he  became  the  Program  Director  for  the
                              development  of  aircraft  anti-submarine  warfare
                              systems  at  the  Naval  Air  Development  Center,
                              Warminster,  Pennsylvania.  In 1983,  Mr.  Collier
                              returned to the Special  Systems Program Office in
                              Washington,  D.C., and became the overall  Program
                              Manager   with   the    responsibility   for   the
                              acquisition,  operation  and  replenishment  of  a
                              constellation  of  satellites  and  the  worldwide
                              infrastructure    of   mission   ground   stations
                              supporting  them.  After  retirement from the U.S.
                              Navy in 1993,  Mr.  Collier  formed  the  Advanced
                              Program Development Corporation to provide systems
                              engineering  support to the Naval Center for Space
                              Technology, Naval Research Laboratory. Mr. Collier
                              obtained a BS in  Engineering  from the U.S. Naval
                              Academy,   and  MS  degrees  in   Management   and
                              Aeronautical Engineering, both from the U.S. Naval
                              Post Graduate School.

Robert M. Janowiak            Mr.   Janowiak  began  his  career  with  the  IIT
Director since 1997           Research  Institute  in  January  1958 and  became
Age 62                        Director  of  IITRI's   Computer  and   Management
                              Sciences division.  He assumed  responsibility for
                              organizing an entrepreneurial program for Rockwell
                              International as Vice President/General Manager of
                              Information  Products  Division in September  1971
                              and  later  was  promoted  to  Vice  President  of
                              worldwide  marketing  of Rockwell  International's
                              Graphic Group.  Subsequently,  Mr. Janowiak joined
                              Federal   Signal   Corporation  in  July  1975  as
                              President  of the Signal  Group.  He is  currently
                              Executive    Director    of   the    International
                              Engineering Consortium.  Mr. Janowiak has authored
                              and   collaborated   on  many   research   reports
                              including  2021 AD:  Visions of the Future and the
                              Telecom Outlook Report and the  Telecommunications
                              Outlook  Report.  He was an adjunct  professor  of
                              marketing and business policy at the Harold Stuart
                              School  of   Business   Administration,   Illinois
                              Institute of Technology. He serves on the Board of
                              Trustees and Directors of several universities and
                              corporations   including   ArrayComm,   Inc.   and
                              Conductus, Inc., both publicly held companies. Mr.
                              Janowiak holds a BSEE from University of Illinois, an MSEE from Illinois Institute of Technology, an MBA from University of Chicago, and has completed
                              Stanford University's Executive Program.

Class III Nominees

William R. Usher              Mr.  Usher is  Chairman  of the  Board  and  Chief
Director since 1999           Executive  Officer  of Core  Software  Technology,
Age 66                        Inc., a private  company.  Core Software  provides
                              commercial   aerial  and  satellite   imagery  and
                              geospatial    information    to   government   and
                              commercial       customers      worldwide      via
                              company-developed  Internet/Intranet-based systems
                              and services. Mr. Usher served for 31 years in the
                              USAF as a jet  fighter  pilot,  and in a series of
                              increasingly  demanding and  responsible Air Force
                              and Joint  positions,  achieving the rank of Major
                              General  in 1979.  After  retirement  from the Air
                              Force he joined the Defense Space & Communications
                              Company of Martin Marietta  Astronautics in Denver
                              CO, serving for six years primarily as Director of
                              Human  Resources  and  Security  in support of the
                              company's classified space business. Following the
                              merger with Lockheed,  he moved to Washington,  DC
                              and joined  Lockheed  Martin's  Management  & Data
                              Systems  company for the next six years,  with his
                              area of concentration  focused on the National and
                              Defense  Intelligence,  and  command  and  control
                              communities,    until   he   retired   from   that
                              organization in 1997. He brings to Exigent's Board
                              of  Directors  an  extensive  business  background
                              coupled   with   a  keen   understanding   of  the
                              requirements   of  the  Company's  most  demanding
                              clients.  Mr. Usher  resides in Reston,  Virginia.
                              Mr. Usher is a graduate of Yale University  (B.A.,
                              Economics)   and   Harvard   University   (M.B.A.,
                              Business Administration).

Scott B. Helm                 Mr. Helm is the Chief  Financial  Officer of Orion
Director since 1998           Power Holdings, Inc., a private company engaged in
Age 34                        the  business  of  acquiring  and  managing  power
                              generation assets in the United States and Canada.
                              From  1987  through   1998,  he  was  employed  by
                              Goldman,   Sachs  &  Co.,   the  New  York   based
                              investment  banking firm where he served as a Vice
                              President in the investment  banking division from
                              May  of  1994  through  January  1998,   primarily
                              involved in providing corporate finance advice and
                              underwriting  services to corporate  clients.  Mr.
                              Helm   received   his  BS   degree   in   Business
                              Administration  from Washington  University in St.
                              Louis, Missouri in 1987.


     For more information on the Committees of the Board and Director compensation, see "Compensation of Directors", "Certain Relationships and Related Transactions", "Board Structure and Committees" and "Compensation Committee Interlocks and Insider Participation".

Required Vote

     Assuming a quorum is present in person or by proxy at the Annual Meeting, directors will be elected by a plurality of the votes cast by the holders of the issued and outstanding Common Stock and Class A Preferred Stock, voting together as a single class; the seven nominees receiving the most votes will be elected as directors.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2

               APPROVAL OF OMNIBUS STOCK OPTION AND INCENTIVE PLAN

     On December 17, 1998, the Board of Directors adopted, subject to approval by the stockholders, the Omnibus Stock Option and Incentive Plan (the "Option Plan"). The Option Plan provides for the grant of options and restricted stock of the Company. Unless otherwise specifically provided in the Option Plan, all employees (approximately 300 employees as of December 31, 1998), directors, consultants and advisors of the Company are eligible to participate in the Option Plan.

     The Option Plan is summarized below. The full text of the Option Plan is set forth in Exhibit "A" to this Proxy Statement. For purposes of the following discussion and unless otherwise indicated, "Company" means Exigent International, Inc. and its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")). Capitalized terms not defined in the summary below will have the definitions set forth in the Option Plan.

Required Vote

     Approval of the adoption of the Option Plan requires the affirmative vote of the holders of a majority of the issued and outstanding Common Stock and Class A Preferred Stock, voting together as a single class, represented in person or by proxy and entitled to vote at the Annual Meeting. The Board of Directors believes that approval of the Option Plan is in the Company's best interests since it will facilitate the Company's ability to attract, motivate and retain key employees, directors, consultants and advisors who are in a position to make significant contributions to the success of the Company by rewarding them for their contributions to the success of the Company and while aligning their interests with those of the stockholders.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE OMNIBUS STOCK OPTION AND INCENTIVE PLAN.


             SUMMARY OF THE OMNIBUS STOCK OPTION AND INCENTIVE PLAN


What is the Purpose of the Omnibus Stock Option and Incentive Plan?

The Board believes that the adoption of the Option Plan would advance the interests of the Company and its stockholders. The Board believes that stock options serve as an essential compensation tool that enables the Company and its subsidiaries to attract and retain highly talented employees, directors, consultants and advisors who are in a position to make significant contributions to the success of the Company by rewarding them for their contributions to the success of the Company, and encouraging them, through stock ownership, to increase their proprietary interest in the Company and their personal interest in its continued success and progress. Also, as the Company's workforce continues to grow and the competition among high-technology companies for qualified personnel remains tight, the Board believes it is important to have maximum flexibility to devise compensation packages and awards that include stock options and, in special limited cases, restricted stock grants.

Who Administers the Omnibus Stock Option and Incentive Plan?

A Committee will administer the Option Plan. "Committee" means a committee of the Board designated from time to time by resolution of the Board. Commencing on the Effective Date of the Plan, and until such time as the Board shall determine otherwise, the Committee shall be the Compensation Committee with respect to all Grants made to the Chief Executive Officer and President of the Company, Outside Directors and all other officers participating in executive management incentive compensation programs; and Bernard R. Smedley, a Board member and current Chief Executive Officer of the Company, for Grants to all other Grantees. The Committee has authority, among other things, to (i) determine which eligible persons will receive options and restricted stock, (ii) determine the time when grants will be made, (iii) determine the terms and conditions, not inconsistent with the provisions of the Option Plan, of any grant, (iv) determine the number of shares that may be issued upon exercise of the options and (v) interpret the provisions of the Option Plan and of any grant thereunder.

Who can Participate in the Omnibus Stock Option and Incentive Plan?

Discretionary Grants. The Committee will have discretion to grant options or restricted stock under the Option Plan to employees (including officers and directors), consultants and advisors of the Company and of any "subsidiary" of the Company (within the meaning of Section 424(f) of the Code), as designated from time to time by the Committee. The option exercise price for shares is determined by the Committee, provided that all stock options must be granted at an option exercise price of not less than the fair market value of the shares on the date of the grant. The Option Plan provides that options to acquire no more than 3,000,000 shares may be granted to any individual during the first five calendar years of the plan, and 1,000,000 per year thereafter.

Formula Plan for Outside Directors. Except for those Outside Directors who have non-vested stock option grants under Plan 5NQ, on January 1 of each year, each Outside Director will automatically receive nonstatutory options to purchase 10,000 shares of Common Stock at the fair market value on the date of grant. Each such automatic stock option grant shall vest and become exercisable by the Outside Director on a quarterly basis following grant of the options at the rate of 2,500 shares per quarter per annum, with the initial 2,500 shares vesting on the last day of the calendar quarter in which the initial grant occurs, and an additional 2,500 shares vesting on the last day of each subsequent calendar quarter, provided at each quarterly vesting date the Outside Director continues to serve on the Board. Each option shall expire on the tenth anniversary of the Grant date, unless sooner terminated in the event of death, Total Disability or a termination of directorship. In addition, each Outside Director will have the opportunity to elect to receive his or her annual Board retainer fee in nonstatutory options based on a formula set forth in the Option Plan. One Outside Director (Mr. Usher) is currently eligible to receive grants under the Option Plan. Four Outside Directors (Messrs. Collier, Helm, Janowiak and Usher) are currently eligible to receive options in lieu of annual Board retainer fees.

What Common Stock is subject to the Omnibus Stock Option and Incentive Plan?

Under the terms of the Option Plan, 2,500,000 authorized but unissued shares of Common Stock will be reserved for issuance. In the event any change is made to the Common Stock subject to the Option Plan (whether by reason of recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other specified increase, decrease or change in such shares), the Board of Directors will adjust proportionately the number and kinds of shares that may be purchased and the exercise price.

What Types of Options and Grants can be Made under the Plan?

Options. All options granted under the Option Plan are presumed to be nonstatutory options, unless the Committee specifically designates an option as an incentive stock option. The period within which any stock option granted under the Option Plan may be exercised is a matter of Committee discretion, provided that the period cannot exceed ten years from the date of grant. Each option will vest at a rate set forth by the Committee in each individual option agreement. The Committee may accelerate the time at which an option or installment may be exercised. Options will cease vesting upon termination of employment, and in any event expire no later than six months (one year in the case of death or disability) following such a termination. The shares underlying any unexercised options that expire or terminate will again be available for award under the Option Plan.

Subject to stockholder approval of the Option Plan, the Company has made aggregate grants thereunder of 177,090 options to 27 employees on December 17, 1998 and aggregate grants of 36,000 options to 162 employees on February 3, 1999, with an exercise price of $3.00 and $4.00 per share, respectively (the fair market value on the grant dates). On April 1, 1999, the closing sales price for the Company's Common Stock on the Nasdaq SmallCap Market was $4.1875 per share.

Restricted Stock. Under the provision for awards of restricted stock under the Option Plan, the Committee may grant to eligible persons shares of Common Stock subject to such restrictions or conditions, if any, deemed appropriate by the Committee. The Committee will establish the conditions to vesting, and the period of time during which the conditions will apply (the "Restricted Period"), at the time of grant. If the termination of a Grantee's employment/directorship with the Company occurs during the Restricted Period, any unvested portion of the award is forfeited unless the Committee, in its discretion, determines otherwise. The Committee will determine on a case by case basis the vesting of an award upon the death or permanent and total disability of a Grantee. Any shares of restricted stock that are forfeited will again be available for award under the Option Plan. The Committee may, in the agreement evidencing a grant of restricted stock, provide that the Grantee will be entitled to vote the shares of Common Stock subject to the award. Upon vesting of an award of restricted stock, including the satisfaction, lapse or waiver of all applicable restrictions and conditions, the Grantee will be entitled to receive a stock certificate representing the vested shares.

No restricted stock awards have been granted under the Option Plan.

Performance Awards. Performance Awards may be granted to any employee or director by the Committee in its sole discretion. A Performance Award shall consist of a right that is (i) denominated in cash or Stock, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

Subject to the terms of the Option Plan and any applicable Award Agreement, the Committee shall determine (i) the performance goals to be achieved during any performance period, (ii) the length of any performance period, (iii) the amount of any Performance Award, (iv) the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and (v) all other terms and conditions of any Performance Award including the consequences of death, disability, termination of employment or any Termination Transaction. No Performance Awards have been granted under the Option Plan.

How Long does the Option Plan Remain Effective and Who Amends the Plan?

The Board may terminate or amend the Option Plan without stockholder approval, except that approval would be required to the extent an amendment would cause the Plan to fail to satisfy the incentive stock option requirements of the Code. The Board may also, under certain circumstances, amend the terms of any option previously granted, prospectively or retroactively, although no amendment may materially adversely affect a previously granted option without the consent of the optionee.

Are  there  Instances  When  Options  or  Stock  Grants  may  be  Forfeited  for
Misconduct?

Yes. Under the Option Plan, a "Breach of Conduct" means activities which constitute a serious breach of conduct as determined by the Committee in its sole discretion, including, but not limited to: (i) the disclosure or misuse of confidential information or trade secrets; (ii) activities in violation of the policies of any Participating Company, including, without limitation, the Company's insider trading policy; (iii) the violation or breach of any material provision in any applicable employment contract or agreement; (iv) engaging in conduct relating to the Grantee's employment for which either criminal or civil penalties may be sought; (v) engaging in activities which adversely affect or which are contrary or harmful to the interests of a Participating Company; or
(vi) engaging in competition with a Participating Company during employment or within one (1) year following termination of employment with a Participating Company.

In the event of a Breach of Conduct by a Grantee, or a former Grantee at any time while employed by a Participating Company or within two years of termination of employment with any Participating Company, the Committee may, in its sole discretion, (i) cancel any award, whether vested or not, in whole or in part, as of the date specified by the Committee, which shall thereafter be communicated in writing to such Grantee or former Grantee, and/or (ii) upon written notice to such Grantee or former Grantee, demand that any or all stock certificates for Stock or Restricted Stock acquired under this Plan, or any profit realized in connection with the sale or transfer of such Stock or Restricted Stock, or any proceeds received upon the exercise or settlement of a Stock Appreciation Right or Performance Award, be returned to the Company within five (5) days of receipt of such notice. If the Grantee or former Grantee shall have paid any consideration for the acquisition of Common Stock or Restricted Shares, or the settlement of any Award, the Company shall immediately thereafter return such consideration to the Grantee or former Grantee, without interest. The Company shall be entitled to reimbursement of reasonable attorneys' fees and expenses incurred in seeking to enforce its rights.

What is the Effect on the Plan in the event of a Merger or Acquisition?

In the event of a merger or acquisition in which the Company is not the surviving corporation, and unless the Board determines otherwise, all options outstanding under the Option Plan shall accelerate and become exercisable immediately prior to, and subject to, the consummation of the transaction. All unexercised options and the Option Plan would terminate upon such consummation, unless provision was made in connection with the transaction to continue the Option Plan and assume outstanding options, or substitute new options for existing options. In addition, all outstanding shares of restricted stock will vest and any restrictions and conditions applicable to the restricted stock will lapse.

In the event of a merger in which the Company is the surviving entity, or a reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Board has the authority to authorize a proportionate adjustment in the number or kind of shares underlying, and the option price of, outstanding options.

What are the Federal Tax Aspects of the Option Plan?

Federal Income Tax Treatment of Incentive Stock Options

No income is recognized by an optionee when an incentive stock option is granted or exercised. If the stock obtained upon exercise is sold more than one year after exercise and two years after grant, the difference between the option price and the amount realized on the sale is taxable to the optionee as long-term capital gain. The Company is not entitled to a deduction as a result of the grant or exercise of an incentive stock option or the sale of the stock acquired upon exercise if the stock is held by the optionee for the requisite periods.

If, however, the stock acquired upon exercise of an incentive stock option is sold less than one year after exercise or less than two years after grant, the lesser of (i) the difference between the fair market value on the date of exercise and the option price or (ii) the difference between the amount realized on the sale and the option price is taxable to the optionee as ordinary income and the Company is entitled to a corresponding deduction. The excess of the amount realized on the sale over the fair market value on the date of exercise, if any, is taxable as long-term or short-term capital gain, depending on the length of time the stock is held.

The excess of the fair market value of the stock over the option price on the date of exercise of an incentive stock option will increase the optionee's alternative minimum taxable income, which, in certain instances, may result in the optionee's being subject to the alternative minimum tax.

Federal Income Tax Treatment of Non-Qualified Stock Options

There will be no federal income tax consequences to either the optionee or the Company on the grant of a non-qualified option. Upon the exercise of a non-qualified option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares of Common Stock received on the exercise date (or the date on which any substantial risk of forfeiture lapses) over the option price of the shares. If the optionee is an employee of the Company at the time of exercise, this income is subject to tax withholding. The Company will be entitled to a corresponding federal income tax deduction.

Upon a subsequent sale or taxable exchange of shares acquired upon exercise of an option or purchase right, an optionee will recognize long-term or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. If the exercise price was paid entirely in cash, the tax basis is the amount of cash paid plus any additional ordinary income realized upon exercise. If part or all of the exercise price was paid by surrendering shares of Common Stock that were already owned, the tax basis (and capital gains holding period) in the surrendered shares carries over to an equivalent number of shares purchased in connection with the Option exercise. Any additional shares purchased in connection with the Option exercise have a tax basis equal to any cash paid, plus any ordinary income realized upon exercise.

Federal Income Tax Treatment of Restricted Stock Awards

An award of restricted stock will create no immediate tax consequences for the employee or the Company unless the employee makes an election pursuant to
Section 83(b) of the Code. The employee will, however, realize ordinary income when restricted stock becomes vested, in an amount equal to the fair market value of the underlying shares of Common Stock on the date of vesting less any consideration paid by the employee for such stock. If the employee makes an election pursuant to Section 83(b) of the Code with respect to a grant of restricted stock, the employee will recognize income at the time the restricted stock is awarded (based upon the value of such stock at the time of award), rather than when the restricted stock becomes vested. The Company will be allowed a business expense deduction for the amount of any taxable income recognized by the employee at the time such income is recognized (assuming the Company complies with applicable reporting requirements).

The foregoing summary is limited to federal income tax consequences and does not purport to be a complete description of the tax consequences with respect to the Option Plan.

Which Officers have Received Option Grants under the Option Plan?

The following table presents certain information with respect to options granted, subject to shareholder approval, under the Option Plan through April 1, 1999 to (i) the CEO and the four other most highly compensated executive officers ("Named Officers"), (ii) all executive officers as a group, (iii) all Outside Directors as a group and (iv) all non-executive officers and employees as a group.

                                            Options Granted between                Options Exercised between
                                             December 17, 1998 and                   December 17, 1998 and
                                                 April 1, 1999                            April 1, 1999
                                        ---------------------------------      ------------------------------------

                                                          Average                                 Net Value
                                          Number         Per Share               Number         Realized Upon
                                            of        Exercise Price               of            Exercise of
            Name and Position             Shares            ($)                  Shares        Options ($) (1)
            -----------------             ------            ---                  ------        ---------------

Bernard R. Smedley,                           0               0                    0                   0
  President, CEO, Director
William K. Presley, EVP, CTO                  0               0                    0                   0
James A. Traficant,                           0               0                    0                   0
  EVP Commercial Sales
Jack D. Daily,                                0               0                    0                   0
  EVP Government Systems
Stuart P. Dawley,                             0               0                    0                   0
  EVP, General Counsel
All Executive Officers as a Group        69,745           3.00                     0                   0
All Outside Directors as a Group              0               0                    0                   0
All Non-Executive Officers              143,345           3.125                    0                   0
  and Employees as a Group

----------------------------

(1) The net value realized is the closing price of the Common Stock on the day on which the options were exercised less the exercise price of the options.

                                   PROPOSAL 3

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

     In response to expressions of interest from a number of employees, the Company has developed an Employee Stock Purchase Plan (the "Plan"). The Plan offers employees the opportunity to purchase shares of Common Stock of the Company with convenient payroll deductions without payment of any brokerage fees or commissions and is intended to provide employees with an opportunity to acquire a proprietary interest in the Company. It is the intention of the Company to have the plan qualify under Section 423 of the Code. The full text of the Plan is set forth as Exhibit B to this Proxy Statement. Capitalized terms not defined in the summary of the Plan (below) have the definitions set forth in the Plan.

Required Vote

     Approval of the adoption of the Plan requires the affirmative vote of the Common Stock and Class A Preferred Stock issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote at the Annual Meeting. The Board of Directors believes that approval of the Plan is in the Company's best interests since it will facilitate the Company's ability to attract, motivate and retain key employees, while aligning their interests with those of the stockholders.


      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE
          APPROVAL OF THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.

             SUMMARY DESCRIPTION OF THE EMPLOYEE STOCK PURCHASE PLAN


The following is a summary of the principal provisions of the Plan. The summary is qualified in its entirety by reference to the full text of the Plan.

The Plan. The Plan was approved by the Company's Board of Directors on February 3, 1999. However, the Plan will not be effective, and participation in the Plan will not be permitted, unless and until stockholder approval of the Plan is obtained at the 1999 Annual Meeting.

The Plan allows participants to purchase Common Stock through payroll deductions (in a maximum amount of 10% of an employee's base pay per month) at a discount of 15% of the fair market value of the Common Stock on the date of purchase, without brokerage fees or commissions. Payroll deductions are applied to purchase Common Stock as of the last day of each calendar quarter. A Participant may discontinue participation in any offering by giving written notice of termination at least five days prior to the Offering Termination Date as defined in the Plan.

Upon purchase of the Common Stock, Participants shall have all of the rights of ownership of such Common Stock, including voting and dividend rights; except that Participants may not sell, assign, pledge or otherwise transfer such Common Stock within two years of purchase.

The aggregate number of shares of Common Stock of the Company which may be issued under the Plan shall not exceed 250,000 shares.

Eligibility. Any full time employee of the Company (with certain exceptions) shall be eligible to participate. The eligibility criteria covers a group of approximately 300 employees.

Participants' Accounts. The Company will establish a Stock Purchase Account for each Participant which account shall be credited with the payroll deductions elected by the Participant.

Stock Certificates. Except as approved by the Administrator, no Participant may sell, assign, transfer, pledge or otherwise dispose of such Common Stock prior to the expiration of two (2) years from the Offering Termination Date upon which such shares of Common Stock are purchased. No certificates for Common Stock shall be delivered to a Participant until the expiration of the foregoing restriction. Upon written request of the Participant at any time after the expiration of such restrictions, the Company shall deliver to the Participant stock certificates representing the Common Stock registered in his or her name. Purchase of Common Stock. As of the Offering Termination Date, the Participant's account shall be debited to reflect the purchase of Common Stock. Fractional shares will not be issued.

Purchase Price. The purchase price of Common Stock purchased under the Plan shall be equal to the lesser of (i) 85% of the closing price of the Common Stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the Nasdaq SmallCap Market or any other exchange upon which the Common Stock may be listed, or (ii) 85% of the closing price of the Common Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the Nasdaq SmallCap Market or any other exchange upon which the Common Stock may be listed. As of April 1, 1999, the closing price was $4.1875.

Restrictions on Participation. No employee shall be granted an option to purchase Common Stock under the Plan:

     (a) if, immediately after such purchase, the employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the voting power or outstanding shares of any class of stock of the Company or of the total combined voting power or outstanding shares of any class of stock of the Company; or

     (b) which permits the Participant's rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value for each calendar year in which such option is outstanding.

Termination of Employment and Death. Upon termination of the Participant's employment, the Participant's Stock Purchase Account shall be returned to him/her without interest, as soon as administratively practicable. However, the restrictions described above in "Stock Certificates" above shall apply.

Upon termination of the Participant's employment by reason of death, the Participant's beneficiaries shall have the right to elect to withdraw the Participant's Stock Purchase Account, without interest, or to exercise the Participant's option on the Offering Termination Date next following the date of the Participant's death.

Non-Transferability. Neither payroll deductions nor the right to purchase shares are transferable by the Participant except by will or the laws of descent and distribution.

Administration. The Plan is administered by the Chief Executive Officer (the "Administrator"). Among other things, the Administrator has the power to interpret the terms and provisions of the Plan, and to establish rules and regulations for the proper administration of the Plan.

Federal Income Tax Treatment of Plan Participation. No income is recognized by a participant upon the purchase of Common Stock under the Plan. Upon sale of the Common Stock at least two years after purchase, the participant will have taxable ordinary income in the year of disposition in an amount equal to the lesser of (i) the excess of the fair market value per share at the time of disposition over the purchase price, or (ii) the excess of the fair market value per share on the Offering Termination Date over the purchase price. A participant will have capital gain or loss on the difference between the sales proceeds and the sum of the purchase price plus any ordinary income recognized as described above. The Company is not entitled to any tax deduction.

Employee Retirement Income Security Act of 1974. The Plan is not subject to the terms of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

Period of Plan. The Plan will become effective if approved at the Annual Meeting and continue for 10 years thereafter unless earlier terminated by the Board of Directors. The Board of Directors of the Company may terminate or amend the Plan, provided, however, that the Board shall not, without the approval of the stockholders of the Company (i) increase the maximum number of shares which may be issued under any Offering, except as set forth in the Plan or (ii) amend the requirements as to the class of employees eligible to participate.

Benefits  Under the Plan.  Assuming  the Plan is approved  by the  stockholders, officers and employee directors, with certain exceptions, may elect to participate in the Plan. The benefits to be received under the Plan by such officers and employee directors cannot be determined.

                                   PROPOSAL 4

      RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR CURRENT YEAR

     Ernst & Young LLP has been approved by the Board as the Company's independent auditors for the Company's fiscal year ending December 31, 1999, subject to ratification of such appointment by the stockholders. Representatives from Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

Required Vote

     Ratification of the Company's appointment of its independent auditors is not required by the Bylaws or otherwise, but the Board has decided to seek such ratification as a matter of good corporate practice. Ratification of appointment of Ernst & Young LLP as the Company's independent auditors for the Company's fiscal year ending December 31, 1999 requires the affirmative vote of the holders of a majority of the issued and outstanding Common Stock and Class A Preferred Stock, voting together as a single class, represented in person or by proxy and entitled to vote at the Annual Meeting. If the stockholders do not ratify this appointment, other certified public accountants will be considered by the Board upon recommendations of the Audit Committee.

     THE  BOARD   UNANIMOUSLY   RECOMMENDS  THAT  THE  STOCKHOLDERS  VOTE  "FOR"
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE COMPANY'S FISCAL YEAR ENDING DECEMBER 31, 1999.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock and Class A Preferred Stock as of March 31, 1999 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock and Class A Preferred Stock (each a "Principal Stockholder"), (ii) each of the Company's directors as of March 31, 1999 and each nominee for director,
(iii) the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Officers"), and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated, all owners have sole voting power and investment power over all shares listed.

---------------------------------------------------------------------------------------------------------------------
                                                          Common Stock               Class A Preferred Stock (18)
---------------------------------------------------------------------------------------------------------------------
           Name and Address                Amount and Nature of       Percent      Amount and Nature of    Percent
         of Beneficial Owner             Beneficial Ownership (1)     of Class    Beneficial Ownership    of Class
---------------------------------------------------------------------------------------------------------------------

Dean W. Boley (16)                             559,820   (2)           11.5%           110,632              18.1%

Rudiger D. Lichti (17)                         277,455   (3)            5.8%            50,694               8.3%

William K. Presley (15)                        137,373   (4)            2.8%                 0                 0

Don F. Riordan, Jr. (15)                       452,796   (5)            9.2%            51,558              9.6%

Daniel J. Stark (15)                           695,462   (6)           14.3%           110,486             19.0%

Bernard R. Smedley (15)                        472,254   (7)            9.1%                 0                0

Restated Employee Stock Ownership
Plan of STI ("STI ESOP") (15)                1,927,952   (8)           40.1%           257,702             42.3%

James B. Traficant (15)                        133,136   (9)            2.7%             8,840              2.2%

Jack D. Daily (15)                             167,699   (10)           3.4%             2,687              1.8%

Stuart P. Dawley (15)                           92,338   (11)           1.9%                 0                0

Arthur H. Collier (15)                          12,500   (12)             *                  0                0

Robert M. Janowiak (15)                         15,000   (13)             *                  0                0

Scott B. Helm (15)                              10,000   (14)             *                  0                0

Total Number of Shares owned by              2,308,075   (19)          39.4%           208,118             34.1%
Directors and Executive Officers as
a Group (12 persons)


*Less than 1%

-------------------------

(1) "Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. A person "beneficially owns" stock not only if he holds it directly, but also if he indirectly (through a relationship, position as a director or officer or trustee, or a contract or understanding) has or shares the power to vote the stock or the power to sell the stock, or has the right to acquire it within 60 days.

(2) Includes 339,870 shares of Common Stock directly owned, 110,632 shares of Common Stock issuable upon conversion of the Class A Preferred Stock, 78,378 shares of Common Stock issuable upon exercise of the Warrants to Purchase Common Stock, 5,595 shares of Common Stock issuable upon conversion of the Class A Preferred Stock held in trust by the STI ESOP, and 25,345 shares of Common Stock held in trust by the STI ESOP.

(3) Includes 188,102 shares of Common Stock directly owned, 50,694 shares of Common Stock issuable upon conversion of the Class A Preferred Stock, 6,200 shares of Common Stock issuable upon conversion of the Class A Preferred Stock held in trust by the STI ESOP, and 32,459 shares of Common Stock held in trust by the STI ESOP.

(4) Includes 14,074 shares of Common Stock directly owned, 6,840 shares of Common Stock issuable upon exercise of the Warrants to Purchase Common Stock, 67,466 shares of Common Stock issuable upon exercise of options held by Mr. Presley, 7,817 shares of Common Stock issuable upon conversion of the Class A Preferred Stock held in trust by the STI ESOP, and 41,176 shares of Common Stock held in trust by the STI ESOP.

(5) Includes 244,390 shares of Common Stock directly owned, 51,558 shares of Common Stock issuable upon conversion of the Class A Preferred Stock, 39,420 shares of Common Stock issuable upon exercise of the Warrants to Purchase Common Stock, 74,533 shares of Common Stock issuable upon exercise of options held by Mr. Riordan, 6,901 shares of Common Stock issuable upon conversion of the Class A Preferred Stock held in trust by the STI ESOP, and 35,994 shares of Common Stock held in trust by the STI ESOP.

(6) Includes 472,330 shares of Common Stock directly owned, 110,486 shares of Common Stock issuable upon conversion of the Class A Preferred Stock, 78,210 shares of Common Stock issuable upon exercise of the Warrants to Purchase Common Stock, 5,485 shares of Common Stock issuable upon conversion of the Class A Preferred Stock held in trust by the STI ESOP, and 28,951 shares of Common Stock held in trust by the STI ESOP.

(7) Includes 65,100 shares of Common Stock directly owned, 406,665 shares of Common Stock issuable upon exercise of options held by Mr. Smedley, and 489 shares of Common Stock held in trust by the STI ESOP.

(8) Includes 1,669,536 shares of Common Stock directly owned, 257,702 shares of Common Stock issuable upon conversion of the Class A Preferred Stock held by the STI ESOP, and 714 shares of Common Stock issuable upon exercise of the Warrants to Purchase Common Stock held by the STI ESOP.

(9) Includes 33,150 shares of Common Stock directly owned, 8,840 shares of Common Stock issuable upon conversion of the Class A Preferred Stock, 9,018 shares of Common Stock issuable upon exercise of the Warrants to purchase Common Stock, 52,916 shares of Common Stock issuable upon the exercise of options held by Mr. Traficant, 4,531 shares of Common Stock issuable upon conversion of the Class A Preferred Stock held in trust by the STI ESOP, 24,681 shares of Common Stock held in trust by the STI ESOP.

(10) Includes 13,435 shares of Common Stock directly owned, 2,687 shares of Common Stock issuable upon conversion of the Class A Preferred Stock, 7,230 shares of Common Stock issuable upon exercise of the Warrants to Purchase Common Stock, 94,076 shares of Common Stock issuable upon exercise of the Options held by Mr. Daily, 8,038 shares of Common Stock issuable upon conversion of the Class A Preferred Stock held in trust by the STI ESOP, and 42,233 shares of Common Stock held in trust by the STI ESOP.

(11) Includes 92,111 shares of Common Stock issuable upon exercise of options held by Mr. Dawley and 227 shares of Common Stock held in trust by the STI ESOP.

(12) Includes options to purchase 12,500 shares of Common Stock which are exercisable by Mr. Collier within 60 days following March 31, 1999.

(13) Includes 10,000 shares of Common Stock directly owned, and options to purchase 5,000 shares of Common Stock which are exercisable by Mr. Janowiak within 60 days following March 31, 1999.

(14) Includes options to purchase 10,000 shares of Common Stock which are exercisable by Mr. Helm within 60 days following March 31, 1999.

(15) The business address is in care of Exigent International, Inc., 1225 Evans Road, Melbourne, Florida.

(16)   Mr. Boley's mailing address is 832 Palmetto Terrace, Oviedo, Florida.

(17)   Mr.  Lichti's  mailing  address is 620  Nightingale  Drive,  Indialantic,
       Florida.

(18) Each share of Class A Preferred Stock is convertible into a share of Common Stock at the option of the holder. Each share of Class A Preferred Stock participates equally with each share of Common Stock upon declaration of dividends and voting rights. Upon liquidation or dissolution, the Class A Preferred stockholders are entitled to receive $2.50 per share prior to any distribution to holders of Common Stock. The Class A Preferred Stock is not subject to call or redemption. The dividends of Class A Preferred Stock are noncumulative.

(19) Includes 208,118 shares of Common Stock issuable upon conversion of the Class A Preferred Stock.


     For more  information on certain  transactions  between the Company and any
director,   any  nominee  director,  any  executive  officer  or  any  Principal
Stockholder, see "Certain Relationships and Related Transactions".

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors, officers and persons who beneficially own more than ten percent (10%) of the Common Stock (each a "Reporting Person") to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a) of the Exchange Act. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) of the Exchange Act during fiscal year ending December 31, 1998 and on written representations from Reporting Persons, the Company believes that each Reporting Person complied with all applicable filing requirements during its fiscal year ended December 31, 1998, with the exception that: (i) Dean W. Boley, a ten percent holder, inadvertently failed to timely file two Forms 4 relating to nine transactions; (ii) Daniel J. Stark, director, inadvertently failed to timely file one Form 4 relating to one transaction; (iii) Jeffery B. Weinress, CFO, failed to timely file one Form 4 relating to one transaction; (iv) Sally H. Ball, Controller, inadvertently failed to timely file one Form 4 relating to one transaction; (v) William K. Presley, director, inadvertently failed to timely file one Form 4 relating to one transaction; and (vi) Software Technology, Inc. Restated Employee Stock Ownership Plan, a ten percent holder, inadvertently failed to timely file one Form 4 relating to one transaction.

                               EXECUTIVE OFFICERS

The executive officers of the Company, who are elected by and serve at the discretion of the Board of Directors, are as follows:


|------------------------|---------|------------------------------------------------------|------------------|
|       Name of Officer  |   Age   |                   Position                           |  Employed Since  |
|------------------------|---------|------------------------------------------------------|------------------|
|Bernard R. Smedley      |    62   | Chairman of the Board of Directors, Chief Executive  |      1997        |
|                        |         | Officer, Chief Operating Officer and President       |                  |
|------------------------|---------|------------------------------------------------------|------------------|
|Don F. Riordan, Jr.     |    51   | Director, Executive Vice President for Customer      |      1979        |
|                        |         | Relations and Special Projects                       |                  |
|------------------------|---------|------------------------------------------------------|------------------|
|Jeffrey B. Weinress     |    52   | Senior Vice President, Chief Financial Officer and   |      1998        |
|                        |         | Treasurer                                            |                  |
|------------------------|---------|------------------------------------------------------|------------------|
|Stuart P. Dawley        |    36   | Executive Vice President and General Counsel         |      1997        |
|------------------------|---------|------------------------------------------------------|------------------|
|Jack D. Daily           |    56   | Executive Vice President Government Division         |      1981        |
|------------------------|---------|------------------------------------------------------|------------------|
|James A. Traficant      |    37   | Executive Vice President Commercial Sales            |      1984        |
|------------------------|---------|------------------------------------------------------|------------------|
|William K. Presley      |    52   | Executive Vice President and Chief Technical         |      1983        |
|                        |         | Officer                                              |
|------------------------|---------|------------------------------------------------------|------------------|
|Dean C. Oswald          |    37   | Executive Vice President and Deputy Chief Technical  |      1992        |
|                        |         | Officer                                              |                  |
|------------------------|---------|------------------------------------------------------|------------------|


     Biographical information concerning Mr. Smedley and Mr. Riordan can be found in "Proposal 1 - Election of Directors."

     Mr. Weinress has served as Senior Vice President, Chief Financial Officer and Treasurer since December 1998. Mr. Weinress also serves as Chairman and Director of ENV America Incorporated. From 1997 to 1998 Mr. Weinress served as Vice President, Chief Financial Officer and Secretary of Avanir Pharmaceuticals. From 1996 to 1997, he was Executive Vice President and in 1997 Chief Financial Officer of Omega Environmental, Inc. (on May 2, 1997, Omega Environmental filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code). From 1987 to 1995, he was Chief Financial Officer of Energy America Incorporated.

     Stuart P. Dawley has served as Executive Vice President and General Counsel since July 1997, when he joined Exigent. Prior to that, Mr. Dawley joined AirNet Communications Corporation, an infrastructure products company for Wireless Local Loop, cellular and PCS markets in June 1995 where he served as Director of Marketing and Strategic Alliances until November 1996 and he then served as General Counsel until July 1997. Prior to that, from June 1988 to June 1995, Mr. Dawley was with Motorola, Inc.'s Infrastructure Group where he worked in the business development section.

     Jack D. Daily has held the position of Executive Vice President of the Government Division since 1998. He has been employed in management and executive positions with STI since 1981.

     James A. Traficant has been Executive Vice President Commercial Sales since 1998. He has been employed by STI in various management and executive positions since 1984, including Vice President of Advanced Programs from 1992 to 1997 and Vice President Business Development.

     William K. Presley has been serving as Chief Technical Officer of Exigent since 1997. He has been employed by STI since 1983 in management and executive positions, including Chairman of the Board and Vice President of STI from 1987 to 1998.

     Dean C. Oswald has been serving as Executive Vice President and Chief Deputy Officer since 1998. He has been employed in management and executive positions with STI since 1992, including Executive Vice President Products Division from 1997 to 1998 and Director of Engineering from 1996 to 1997.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth a summary of all compensation information earned, awarded or paid in the fiscal years ended December 31, 1998 ("1998B"), January 31, 1998 ("1998A"), and January 31, 1997 as applicable, to those persons who were at December 31, 1998, the Named Officers.


                           Summary Compensation Table

                                                         Annual                                         Long Term
                                                      Compensation                                     Compensation
                                                -------------------------                            -----------------
          Name and                   Year            Salary        Bonus          Other Annual           Restricted
     Principal Position               (1)            ($)(1)        ($)(1)     Compensation (2) ($)          Stock
                                                                                                         Awards ($)
-----------------------------    --------------    -----------    ---------   ---------------------    ----------------

Bernard R. Smedley                   1998B            229,167            0             12,294  (3)                   0
Chairman,   Chief  Executive         1998A            159,626            0              3,500                        0
Officer, President,
Chief Operating Officer               1997                  0            0                  0                        0


William K. Presley                   1998B            124,014       13,350                  0                        0
Executive Vice President,            1998A            138,718        2,503              3,500                        0
Chief Technical Officer               1997            111,168        2,503              3,500                    7,085


James A. Traficant                   1998B            117,708       12,750                  0                        0
Executive Vice President             1998A            125,513       15,000                  0                        0
Commercial Programs                   1997            115,125            0              3,500                        0


Jack D. Daily                        1998B            122,083       12,500                  0                        0
Executive Vice President             1998A            120,405       40,000                  0                        0
Government Programs                   1997            112,364            0              3,500                        0


Stuart P. Dawley                     1998B            110,973       11,600                  0                        0
Executive Vice President,            1998A             59,333        7,500                  0                        0
General Counsel                       1997                  0            0                  0                        0


(1) Because of the change in the Company's fiscal year in 1998, salary and bonus shown for 1998B cover an 11-month period with a fiscal year ending December 31, 1998; 1998A and 1997 cover a 12-month period with a fiscal year ending January 31, 1998 and January 31, 1997, respectively.

(2) All directors received $3,500 per year in director's fees until February 8, 1998, when the Board passed a resolution limiting payment of director's fees to outside, independent directors only, and concurrently modified compensation to $1,500 per meeting.

(3) Includes certain benefits Mr. Smedley receives under his Employment Agreement with the Company, consisting of (a) key-man life insurance policy premiums of $4,464, (b) medical reimbursements of $6,400, and (c) 75% of local country club membership dues, or $1,430.

                              EMPLOYMENT CONTRACTS

Employment Agreements

     The Company has entered into employment agreements, dated June 11, 1997, with Messrs. Smedley, Presley, Traficant, Daily and Dawley. Under their employment agreements, Messrs. Smedley, Presley, Traficant, Daily and Dawley are entitled to annual salaries of $250,000, $131,000, $125,000, $125,000 and
$96,000 respectively. In the event the Company generates annual revenues equal to or greater than that specified in an approved three-year plan, Mr. Smedley's annual salary is subject to increase by the Company's Board of Directors, and the annual salaries of Messrs. Presley, Traficant, Daily and Dawley are subject to increase as determined by the Company's management and approved by the Board of Directors.

     In consideration of their executing employment agreements containing restrictive covenants, the Company granted to Messrs. Smedley, Presley, Traficant, Daily and Dawley fully vested, non-qualified stock options to purchase 125,000, 50,000, 50,000, 50,000 and 50,000 shares, respectively, of the
Company's Common Stock, at an exercise price of $2.25 per share and on the terms and conditions described in their stock option agreements with the Company.

     The employment agreements, as amended to date, provide that the Company shall grant additional options to purchase the Company's Common Stock to Messrs. Smedley, Presley, Traficant, Daily and Dawley based on the Company achieving certain financial goals as outlined in the Annual Executive Incentive Plan approved by the Board of Directors from year to year. Since the Company met the earnings goal for fiscal year ending January 31, 1998, on September 14, 1998 the Board approved grants of 66,665, 17,466, 16,666, 39,076 and 42,111 fully vested, non-qualified options to purchase Common Stock to Messrs. Smedley, Presley, Traficant, Daily and Dawley, respectively, at an exercise price of $3.3750 per share. These options were granted under Stock Option Plan 6NQ.

     Under Mr. Smedley's employment agreement, the Company provides at its expense a life insurance policy in the amount of $600,000 with the beneficiary designated by Mr. Smedley. Up to $10,000 of otherwise nonreimbursable medical expenses incurred by Mr. Smedley, or his wife, 75% of Mr. Smedley's annual dues at a local country club, and all of his business expenses associated with his employment by the Company shall be reimbursed by the Company.

     The employment agreements entitle Messrs. Smedley, Presley, Traficant, Daily and Dawley to participate in the insurance and other fringe benefit plans generally available to the Company's other employees.

     Each of the employment agreements is for a term of three years from the commencement date, unless extended by mutual written agreement of the Company and the employee in writing at least three months prior to expiration of the term.

     In the event of termination of employment without due cause, the employee is entitled to receive severance equal to 18 months' salary if termination occurs during the first year of employment, 12 months' salary if termination occurs during the second year of employment, 6 months' salary if termination occurs during the third year of employment, and 3 months' salary if termination occurs after the third year of employment. Severance payments are payable in equal installments in accordance with the Company's normal pay periods. If terminated without due cause, the employee is also eligible to receive group medical insurance benefits during any applicable severance payment period plus any additional extension of the applicable noncompete period.

     The Compensation Committee intends to grant Messrs. Smedley, Presley, Traficant, Daily and Dawley (as well as other members of Exigent's management) additional stock options under the Omnibus Stock Option and Incentive Plan in order to provide them with additional long term incentives. The grant of these options will be contingent upon receipt at the Annual Meeting of stockholder approval for the Omnibus Stock Option and Incentive Plan.

Severance Arrangement

     The Company has a severance arrangement with Jeffrey C. Clift, the Company's former President and Chief Operating Officer, pursuant to the termination provisions of an employment agreement dated June 11, 1997 between the Company and Mr. Clift. The employment agreement entitled Mr. Clift to receive an amount equal to eighteen months' salary based on his annual salary of $145,000 as of the effective date of his termination on December 31, 1997, and is payable in equal installments in accordance with the Company's normal pay periods. The severance arrangement will terminate on June 30, 1999.

              OPTION GRANTS IN FISCAL YEAR ENDING DECEMBER 31, 1998

         The following table sets forth information with respect to the stock options granted to the Named Officers during the fiscal year ended December 31, 1998:

                                                                                            Potential Realizable Value
                                                                                            At Assumed Annual Rates Of
                                                                                             Stock Price Appreciation
                                                                                               For Option Term (2)
                                                                                           -----------------------------
                                               % of Total       Option
                                Options          Options         Price       Expiration
Name                            Granted          Granted       ($/share)       Date (1)        5%              10%
----                            -------          -------       ---------      --------         --              ---
Bernard R. Smedley               66,665            4.6%         $3.3750        9/14/01      $ 35,465        $ 74,473
                                275,000           16.1%         $3.4375       10/27/01      $126,208        $265,027
William K. Presley               17,466            1.2%         $3.3750        9/14/01        $9,292         $19,512
James B. Traficant               16,666            1.2%         $3.3750        9/14/01        $8,866         $18,618
Jack D. Daily                    39,076            2.7%         $3.3750        9/14/01       $20,788         $43,653
Stuart P. Dawley                 42,111            2.9%         $3.3750        9/14/01       $22,402         $47,043

(1)  These options could expire earlier in certain situations.

(2) The potential realizable value of the options granted for each of the Named Officers was calculated by multiplying those options by the excess of the assumed market value of Common Stock if the market value were to increase 5% or 10% in each year of the option's 3-year term over the option price shown. This calculation does not take into account any taxes or other expenses which might be owed. Actual values, if any, that an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance that values realized will be at or near the values indicated in the table.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

     The following table sets forth for each of the Named Officers certain information concerning the number of options exercised by each of them in fiscal year ending December 31, 1998 and the value of such Named Officers' unexercised options as of December 31, 1998:

                                                             Number of                     Value of Unexercised
                                                      Unexercised Options at               In-the-Money Options
                                                       December 31, 1998(#)              at December 31, 1998($)(1)
                                                       --------------------              --------------------------
                           Shares
                        Acquired on      Value
         Name           Exercise (#)  Realized ($)    Exercisable     Unexercisable     Exercisable    Unexercisable
         ----           ------------  ------------    -----------     -------------     -----------    -------------

Bernard R. Smedley        50,000       142,500          416,665                0           14,063            0
William K. Presley           100           101           67,466                0            9,375            0
James B. Traficant        45,000        96,714           50,316            2,600            6,127            0
Jack D. Daily                  0             0           94,076                0           10,063            0
Stuart P. Dawley               0             0           92,111                0            9,375            0

(1) Calculated by determining the difference between the exercise price of the options and $2.4375, the closing price of the Company's Common Stock on December 31, 1998, the last trading day of the fiscal year.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Daniel J. Stark, a member of the Board of Directors, resigned his position with the Company effective July 17, 1998, and is compensated pursuant to the terms of a Confidential Release and Waiver Agreement ("Release Agreement") dated August 11, 1998. Pursuant to the Release Agreement, Mr. Stark will receive a total of $91,520 of severance pay over twelve regularly scheduled paydays commencing from August 31, 1998. Mr. Stark also received salary continuation between July 17 and July 31, 1998, and accrued vacation and sick leave allowances. In addition to numerous other covenants, promises and restrictions for the benefit of the Company, Mr. Stark provided the Company with certain unconditional releases and non-competition covenants. At the discretion of the CEO, Mr. Stark may provide consulting services on matters pertaining to the business of the Company.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal year ending December 31, 1998, the Compensation Committee consisted of Messrs. Collier, Janowiak, Smedley and Helm. Mr. Smedley is the Company's Chairman and Chief Executive Officer. There were no committee interlocks with other companies in fiscal year ending December 31, 1998 within the meaning of the Securities and Exchange Commission's proxy rules.

                      REPORT OF THE COMPENSATION COMMITTEE


Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and performance graph set forth herein shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts. The stock price performance shown in the Performance Graph is not necessarily indicative of future stock price performance.

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal year ending December 31, 1998.

     In mid-1997, the Company formed a Compensation Committee consisting of a non-employee director and the CEO. Currently, the Compensation Committee includes three independent directors (Mr. Collier, Mr. Helm and Mr. Janowiak) and the CEO (Mr. Smedley). The Company's compensation plans, as a whole, are reviewed on a regular basis to ensure competitiveness. The Committee implemented and approved employment agreements for management and established stock option plans to reward employees for past performance. The CEO voted on the compensation plans for employees and abstained from voting on matters relating to his compensation.

What is the Company's philosophy of executive officer compensation?

     The Company's executive compensation plans are designed to attract, retain, motivate and appropriately reward individuals who are responsible for the Company's long-term profitability, growth and return to stockholders. Compensation for executive officers consists of:

     |X|  Base salary;
     |X| Annual incentive award based upon performance; and |X| Long-term incentive awards, typically in the form of stock options.

The Compensation Committee believes that this three-part approach best serves the interests of the Company and its stockholders. As a result, much of the executive officers' compensation depends on the Company's financial performance. This enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short- and long-term interests of stockholders. Under this approach, compensation for these officers involves a significant proportion of pay that is "at risk" - namely, the annual bonus and stock options. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on an evaluation  of the  contribution  made by the  officer to  Company  performance.
(Bonus arrangements applicable to the Chief Executive Officer are described below.) Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's stockholders.

Base Salary. The Company targets executive base salary ranges at the 50th to 75th percentile of relevant market data. The Chief Executive Officer annually establishes recommendations for each executive officer's base salary, based on an evaluation of the executive officer's performance and contribution for the previous year and on competitive pay practices. The Chief Executive Officer provides his recommendations to the Compensation Committee, and then presents them to the Board of Directors for approval.

Annual Bonus. Each year, in accordance with the Company's Executive Annual Incentive Plan, the Company's executive officers are eligible to receive an incentive bonus. The bonus is based on the Company's performance as measured against corporate financial and individual performance goals. The Chief
Executive Officer provides his recommendations to the Compensation Committee, and then presents them to the Board of Directors for approval. To encourage stock ownership, the bonus is paid in a combination of cash and stock.

For the fiscal year ending December 31, 1998, no bonuses were paid to any executive officers pursuant to the executive incentive compensation plan, as corporate financial goals were not met.

Stock Options. Stock option grants may be made to executive officers upon initial employment, upon promotion to a new, higher level position that entails increased responsibility and accountability, in connection with the execution of a new employment agreement, in connection with the achievement of certain company-wide performance or earnings goals, and/or when all previously granted stock options have either fully vested or are within twelve months of full vesting. The Chief Executive Officer recommends the number of options to be granted to executive officers, within a range associated with the individual's salary level, and presents this to the Compensation Committee for review and subsequent presentation to the Board of Directors for approval.

How is the Company's Chief Executive Officer compensated?

Under his three-year employment agreement dated June 11, 1997, Mr. Smedley's base salary is $250,000. Mr. Smedley's base salary may be increased by the Company's Board of Directors. Pursuant to his employment agreement, as amended to date, Mr. Smedley received in September 1998 non-qualified fully vested options to purchase 66,665 shares of Common Stock at an exercise price of $3.375 per share in recognition of the Company's achievement of performance goals for the fiscal year ended January 31, 1998. After completion of a review in November 1998, and in consideration of competitive data showing total direct stock ownership of chief executive officers of comparable companies, Mr. Smedley received fully vested options to purchase an additional 275,000 shares of Common Stock (of which 16,000 were incentive stock options) at an exercise price of $3.4375 per share.

Under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, deductions for employee remuneration in excess of $1 million which is not performance-based are disallowed for publicly traded companies. Since levels of compensation paid by the Company are expected to be significantly below $1 million, the Compensation Committee has determined that it is unnecessary at this time to seek to qualify the components of its compensation program as performance-based compensation within the meaning of
Section 162(m).

COMPENSATION COMMITTEE

Arthur H. Collier
Scott B. Helm
Robert M. Janowiak
Bernard R. Smedley

                                PERFORMANCE GRAPH


                                [OBJECT OMITTED]

                              FINANCIAL INFORMATION

Changes in and Disagreements with Accountants on Accounting and Financial Disclosures

     On March 18, 1998, the Board of Directors of the Company adopted resolutions changing the Company's certifying accountant to Ernst & Young LLP. The engagement letter was executed on March 20, 1998. The change is effective for the audit for the fiscal year ended December 31, 1998. The certifying accountant for the previous years and the fiscal year ended January 31, 1998, Hoyman, Dobson & Company, P.A., will continue to provide various accounting services to the Company and its subsidiaries. The change was made because the new certifying accountant has greater national name recognition.

     The principal accountants' reports on the financial statements for the previous two years have not contained adverse opinions or disclaimer of opinions nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. The Company has not had any disagreements with its principal accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during its two most recent fiscal years or since then. During such period or since then, the Company has not been advised by its principal accountants: (i) that the internal controls necessary for the Company to develop reliable financial information do not exist; (ii) that information has come to the accountants' attention that has led the accountant to no longer be able to rely on management's representations or that have made the accountants unwilling to be associated with the financial statements prepared by management; (iii) of the need to expand significantly the scope of its audit, or that information has come to the accountants' attention that if further investigated may materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements covering a period subsequent to the date of the most recent financial statements covered by an audit report or cause the accountant to be unwilling to rely on management's representations or be associated with the Company's financial statements; or (iv) that information has come to the accountants' attention that the accountants have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

     By letter dated March 27, 1998, Ernst & Young LLP confirmed its agreement with the foregoing, as disclosed in Item 4 of the Company's filing on Form 8-K on March 30, 1998, which letter is attached as Exhibit 16 to such Form 8-K.

                                  OTHER MATTERS

     The Board knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys and proxies in the proxies.


                                              By Order of the Board of Directors



                                                               Patricia A. Frank
                                                                       Secretary

Dated:  May 10, 1999

                           Exigent International, Inc.

                                      PROXY

     The undersigned, being a stockholder of Exigent International, Inc., a Delaware corporation (the "Company"), entitled to vote at the Annual Meeting of Stockholders and revoking all prior proxies, hereby constitutes and appoints Don
F. Riordan, Jr. and Stuart P. Dawley, and each of them, attorneys and proxies, with full power of substitution, to vote all of the Common Stock and Class A Preferred Stock of the Company held of record in the name of the undersigned (or held of record in the name of the Restated Employee Stock Ownership Plan of Software Technology, Inc. and allocated to the undersigned) at the close of business on May 7, 1999 which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Melbourne Airport Hilton, Grand Ballroom, 200 Rialto Place, Melbourne, Florida, on Wednesday, June 30, 1999, at 9:00 a.m. EDT or at any postponement or adjournment thereof, in accordance with and upon the matters set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement dated May 10, 1999, a copy of which I received (the "Proxy Statement").

     Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Proxy Statement.


                                SEE REVERSE SIDE

[x] Please mark votes as in this example.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.


1.   Elect the following as Directors of the Company:

                        Class I:  For a term expiring in 2000
                             Don F. Riordan, Jr.
                             Daniel J. Stark

                        Class II:  For a term expiring in 2001
                             Arthur H. Collier
                             Robert M. Janowiak
                             B. R. "Bernie" Smedley

                        Class III:  For a term expiring in 2002
                                Scott B. Helm
                                William R. Usher

               [    ] FOR all nominees (except those withheld below)

               [    ] WITHHOLD all nominees

               [    ] WITHHOLD  authority  to vote for any  individual  nominee.
                      Write  names of  nominee(s)  below:

                            -----------------------
                            -----------------------
                            -----------------------


2.   Approve the adoption of the Omnibus Stock Option and Incentive Plan:

             [  ]  FOR        [  ]  AGAINST       [  ]  ABSTAIN


3.   Approve the adoption of the Employee Stock Purchase Plan:

             [  ]  FOR        [  ]  AGAINST       [  ]  ABSTAIN

4. Ratification of the selection of the firm of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1999:

             [  ]  FOR        [  ]  AGAINST       [  ]  ABSTAIN


5. Approval of such other business as may properly come before the meeting or any postponements or adjournments thereof.**

**If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by this proxy will be voted with respect thereto in accordance with the judgment of the persons named as attorneys and proxies herein.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. The Secretary knows of no other business to be brought before the meeting.

[  ]     MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------


Please sign this proxy exactly as the name or names appearing on the label below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A duly authorized officer or representative must sign on behalf of a corporation, partnership or other legal entity and give full title as such.


----------------------------------------------
         Signature of Stockholder

Title (if applicable):
                      ------------------------

Date:                                          , 1999
    ------------------------------------------


----------------------------------------------
         Signature if held jointly


PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

I/We intend to attend the meeting.  [  ] YES      [  ]  NO

Note: This proxy must be signed exactly as the name or names appearing on the following label.

                             Stockholder Signature:

                                     (LABEL)